UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 20, 2026, the Board of Directors (the “Board”) of Gevo, Inc. (“Gevo” or the “Company”) approved the appointment of Todd Werpy to the Board as a Class II director, with a current term that will expire at the annual meeting of stockholders to be held in 2027. Mr. Werpy will receive an annual cash retainer of $85,000 and an equity grant valued at $94,500 for service as a non-employee director, subject to the Company’s compensation policy for non-employee directors as specified from time to time by the Board. The equity award will be made pursuant to the Company’s Amended and Restated 2010 Stock Incentive Plan. Mr. Werpy will also be eligible to receive annual grants of equity and other compensation consistent with the Company’s compensation policy for his service as a non-employee director, as specified from time to time by the Board. Mr. Werpy also entered into the Company’s customary form of indemnification agreement upon his appointment to the Board.

There are no understandings or arrangements with any person pursuant to which Mr. Werpy was selected as a director, and Mr. Werpy is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Board considered the independence of Mr. Werpy under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards and concluded that Mr. Werpy is an independent director under the applicable Nasdaq standards.

Item 7.01.	Regulation FD.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the appointment of Mr. Werpy to the Board.

The information included in this Current Report under Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 16, 2026
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Date: July 16, 2026	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Deputy General Counsel and Corporate Secretary